UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Renaissance House

12 Crow Lane

Pembroke, HM19 Bermuda

(Address of principal executive office)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to the Indenture, dated as of June 29, 2017 (as supplemented from time to time, the “Indenture”), by and among RenaissanceRe Finance Inc. (“RenRe Finance”), an indirect wholly owned subsidiary of RenaissanceRe Holdings Ltd. (“RenRe Holdings”), as issuer, RenRe Holdings, as guarantor, and Deutsche Bank Trust Company Americas, as trustee (“Deutsche Bank”), and the First Supplemental Indenture thereto, dated as of the same date, RenRe Finance issued $300.0 million of its 3.450% Senior Notes due 2027 (the “Notes”) and RenRe Holdings issued a guarantee of the Notes.

On March 25, 2019, RenRe Finance, RenRe Holdings and Deutsche Bank entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture. The Second Supplemental Indenture provides that RenRe Finance will not exercise its right to redeem the Notes on or before July 1, 2022 except in the limited circumstances set forth in the Second Supplemental Indenture. The Second Supplemental Indenture is intended to permit the Notes to qualify as Tier 3 ancillary capital under eligible capital requirements of the Bermuda Monetary Authority. In accordance with Insurance (Group Supervision) Rules 2011 with respect to Tier 3 ancillary capital, the Notes are unencumbered and do not give rise to a right of set off against the claims and obligations of RenRe Holdings or any insurance subsidiary thereof to an investor or creditor.

The Second Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. Since this amendment does not materially adversely affect the interests of the holders of Notes, the Second Supplemental Indenture was entered into without consent of any holders of Notes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description

4.1	Second Supplemental Indenture, March 25, 2019, by and among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: March 26, 2019	By:	/s/ Stephen H. Weinstein
		Name:	Stephen H. Weinstein
		Title:	Senior Vice President, Group General Counsel and Corporate Secretary